Fees Summary	Dec. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,023,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,179.48
Total Offset Amount	0.00
Net Fee	$ 3,179.48